EXHIBIT 99.2

Corporate P r ese n t a ti o n May 2021 NASDAQ: ABUS www.arbutusbio.com

NASDAQ: ABUS www.arbutusbio.com F o r w a r d - Loo k i n g S t a t eme n t s 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents to extend through the third quarter of 2022 ; the potential for AB - 729 to be a well - tolerated low dose treatment for HBV with a minimum of injections ; the potential for AB - 836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T 33 N and I 105 T ; the potential for AB - 836 to be once daily dosing ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates including its 2021 key clinical objectives with respect to AB - 729 and AB - 836 and its clinical collaboration with Assembly Biosciences ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to Genevant ; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; and market shifts may require a change in strategic focus ; and the ongoing COVID - 19 pandemic could significantly disrupt our clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

# Investment Highlights

## Therapeutic focus – curing chronic Hepatitis B Virus (HBV) Infection

| Significant Unmet Medical Need in HBV | Goal of HBV Functional Cure | Broad HBV Portfolio | Coronavirus Research Initiative | Team with Antiviral Expertise & Proven Track Record | 16 % Ownership in Genevant |
|---|---|---|---|---|---|
| Global HBV prevalence double that of HCV, potential for larger market opportunity | Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action | HBV assets include:<br>RNAi<br>Capsid Inhibitors<br>PD-L1<br>HBV RNA Destabilizers | Focused on direct acting antivirals targeting the viral polymerase and protease | Applying knowledge gained from HIV and HCV success to HBV and Coronaviruses | Rights to potential future royalties and sublicense revenues for LNP Technology |

HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
3

NASDAQ: ABUS www.arbutusbio.com Proven Lea d e r s h i p Team 4 Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir William H. Collier President and CEO David C. Hastings Chief Financial Officer Gaston Picchio, PhD Chief Development Officer Michael J. Sofia, PhD Chief Scientific Officer Michael J. McElhaugh Chief Business Officer Elizabeth Howard, PhD, JD EVP, General Counsel and Chief Compliance Officer

# HBV Presents a Significant Unmet Medical Need

**>257M**
people are chronically infected with HBV, globally.



Americas
7M
EU
15M
E Mediterranean
21M
SE Asia
39M
W Pacific
115M
African
60M

**2M**
United States

**15M**
Europe

**90M**
China

**~900k**
people die every year as a consequence despite the availability of effective vaccines and antivirals.

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

**Sources**: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/
Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin

5

# Significant Opportunity to Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. **Sustained** HBsAg and HBV DNA loss after end-of-treatment* is rare.

*undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

## STANDARD OF CARE THERAPIES FOR CHRONIC HBV

| | PegIFN | Entecavir | Tenofovir | New HBV Therapies |
|---|---|---|---|---|
| Dosing Duration | 48-weeks | Chronic | Chronic | *rate of* **Undetectable HBV DNA** + |
| HBV DNA Undetectable *(<60-80 IU/ml)* | 7-19% | 67-90% | 76-93% | *rate of* **HBsAg Loss** = |
| **HBsAg Loss** | **~3-7%** | **~1-2%** | **~1-3%** | HIGHER **CURES RATES** |

Achievable **HBV Cure Rates** with Current SOC

**SOC:** Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
**Source:** EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

6

# Compelling Growth Opportunity in the **HBV Market**


257M
chronic HBV
27M
4.5M
10.5% Diagnosed
1.8% Treated
Low due to sub-optimal SOC cure rate and asymptomatic nature of disease.

## An HBV curative regimen

would substantially increase **diagnosis** and **treatment** rates to unlock significant **market growth opportunities.**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

SOC: Standard Of Care
**Source:** Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/

7

# HBV Lifecycle Illustrates Key Points for Intervention

A combination of agents with complementary MOA **is needed to cure HBV**

1. Nucleoside Analogue
2. Capsid Inhibitor
3. RNAi & RNA Destabilizer



Subviral particles
HBV virion
Cytoplasm
Intermediate Compartment
Vesicular transport to Golgi and cell membrane
Surface antigen
Endoplasmic reticulum
Multivesicular body
NTCP (receptor)
pgRNA Core Pol
Translation
DNA synthesis
Nucleus
Core assembly RNA packaging
Intracellular amplification
Protein-free viral DNA
HBV enters cell
Transcription
cccDNA
Repair
Capsid disassembly

MOA: Mechanism of Action

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

# Keys to Therapeutic Success

**Suppress HBV DNA and viral antigens**

**Reawaken host immune response**

Therapeutic success will **require a combination of agents** with complementary MOAs


1
Reduce/Suppress Viral DNA
Block Replication
NA
Capsid Inhibitor
RNAi
RNA Destabilizer
Reduce cccDNA Pool
Capsid Inhibitor
2
Reduce/Suppress Viral Antigens
Block HBsAg
RNAi
RNA Destabilizer
Block HBsAg
RNAi
RNA Destabilizer
Immuno-modulation
PD-L1 Inhibitor
Interferon
3
Reawaken/Boost Host Immune Response
Leading to an
HBV CURE

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

MOA: Mechanism of Action | NA: Nucleoside Analogue | HBsAg: HBV Surface Antigen

9

# Arbutus Pipeline



HBV
Lead Optimization
CTA/IND Enabling
Phase I
Healthy Subjects
HBV Subjects
Phase II
HBsAg Reduction
RNAi
AB-729
HBV RNA Destabilizers
Next Gen
HBV DNA Suppression
Capsid Inhibitor
AB-836
Immune Reawakening
PD-L1
1st gen
COVID-19/Coronaviruses
Lead Optimization
CTA/IND Enabling
Phase I
Phase II
Pan-Coronavirus Agents

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
10

# AB-729
RNAi Therapeutic

**Proprietary GalNAc-conjugate delivery technology** provides liver targeting and enables **subcutaneous dosing**



GalNAc
n
Linker

Single trigger RNAi agent targeting all HBV transcripts

Inhibits HBV replication and lowers all HBV antigens

Pan-genotypic activity across HBV genotypes

Demonstrated complementarity with capsid inhibitors

Actively targets the liver

Active against cccDNA derived and integrated HBsAg transcripts

Clean profile in long term preclinical safety studies



HBx
sAg
sAg
Polymerase, Core Ag, eAg, pgRNA

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

11

NASDAQ: ABUS www.arbutusbio.com Cohort J: 90 mg Q12W HBV DNA - AB - 729 - 00 1 St ud y Part 1: Single Ascending Dose In Healthy Subjects Dose 1 (60 mg) n=6; 4 active : 2 placebo Dose 2 (180 mg) n=6; 4 active : 2 placebo Dose 3 (360 mg) n=6; 4 active : 2 placebo (≥ Day 15 Safety) Cohort A: 180 mg HBV DNA - Cohort B: 60 mg HBV DNA - Cohort C: 90 mg HBV DNA - (≥ Day 15 Safety) (≥ Day 15 Safety) (≥ Day 15 Safety) Cohort D: 90 mg HBV DNA + n =6 n =6 n =6 n =6 Cohort E: 60 mg Q4W HBV DNA - Cohort F: 60 mg Q8W HBV DNA - n =7 n =7 n =7 Part 2: Single Doses In Chronic Hepatitis B Subjects Part 3: Multiple Doses In Chronic Hepatitis B Subjects HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined Cohort I: 90 mg Q8W HBV DNA - n =7 n =7 12 Cohort G: 90 mg Q8W + TDF HBV DNA +

Single Doses of AB-729 Result in Comparable Mean HBsAg Declines at Week 12 Followed by a Sustained Plateau Phase



AB-729 60 mg single dose (N=6)*
Week 12 mean (SE): -0.99 (0.24)
Week 12
Δlog10 HBsAg (IU/mL)
Week
3/6 HBsAg <100 IU/mL
1/6 HBsAg <10 IU/mL
AB-729 90 mg single dose (N=6)**
Week 12 mean (SE): -1.23 (0.18)
5/6 HBsAg <100 IU/mL
1/6 HBsAg <10 IU/mL
AB-729 180 mg single dose (N=4)#
Week 12 mean (SE): -0.98 (0.43)
0/4 HBsAg <100 IU/mL
mean
individual

*N=5 at Week 10, 14, 18, 22, 28, and 32
**N=4 at Week 14 and 16; N=3 at Weeks 18 – 24
#N=3 after Week 12; nominal visits ± 7 days

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
13

NASDAQ: ABUS www.arbutusbio.com R e p e a t D osi n g o f A B - 72 9 6 0 m g E v e r y 4 W ee k s R e s u l t s i n Continuous Mean HBsAg Declines Beyond Week 12 Mean ( “ SE) HBsAg declines across single and repeat dose Cohorts *N=5 at Week 10, 14, 18 and 22 **N=4 at Week 14 - 20; N=3 at Weeks 22 – 24 # N=6 at Week 6 SD: single dose; Q4W: every 4 weeks 14 #

Repeat Dosing of AB-729 60 mg Every 8 Weeks Results in Comparable Mean HBsAg Declines to 60 mg Every 4 Weeks at Week 16



AB-729 60 mg Q4W
0.5
0
-0.5
-1
-1.5
-2
-2.5
Δlog10 HBsAg (IU/mL)
0
4
8
12
16
20
24
Week
at Week 24:
5/7 HBsAg <100 IU/mL
2/7 HBsAg <10 IU/mL
Mean
Individual

Mean (SE) Week 12: -1.10 (0.15)

Mean (SE) Week 16: -1.44 (0.18)

Mean (SE) Week 20: -1.71 (0.18)

Mean (SE) Week 24: -1.84 (0.16)



AB-729 60 mg Q8W
0.5
0
-0.5
-1
-1.5
-2
-2.5
Δlog10 HBsAg (IU/mL)
0
4
8
12
16
20
24
Week
Mean
Individual

Mean (SE) Week 12: -1.02 (0.11)

Mean (SE) Week 16: -1.39 (0.07)

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

15

# Repeat Dosing of AB-729 60 mg Every 8 Weeks Results in Comparable Mean HBsAg Declines to 60 mg Every 4 Weeks at Week 16



Mean (±SE) HBsAg declines across repeat dose Cohorts
AB-729 60 mg Q4W (N=7)*
AB-729 60 mg Q8W (N=7)
mean (±SE) Δlog10 HBsAg (IU/mL)
0.5
0
-0.5
-1
-1.5
-2
-2.5
0
4
8
12
16
20
24
Week

*N=6 at Week 6
Q4W: every 4 weeks; Q8W: every 8 weeks

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

16

NASDAQ: ABUS www.arbutusbio.com AB - 729 90 mg Single Dose Reduces HBsAg and HBV DNA in H B V DN A P osi t i v e C H B s ub j e c t s These data continue to support dosing intervals of up to 12 weeks 17 - 2.5 - 2.0 - 1.5 - 1.0 - 0.5 0.0 0.5 1.0 0 4 8 12 Week 16 2 0 24 individual mean (N=5) ∆log 10 HBsAg (IU/mL) - 2.5 - 2.0 - 1.5 - 1.0 - 0.5 0.0 0.5 1.0 0 4 8 12 Week 16 ∆log 10 HBV DNA (IU/mL) 2 0 24 individual mean (N=5) Week 12 mean (SE): - 1.02 (0.13) Week 12 mean (SE): - 1.53 (0.24)

# AB-729 Was Safe and Well Tolerated After Single and Repeat Doses

- No SAEs or discontinuations due to AEs
- No treatment-related Grade 3 or 4 AEs*
- No Grade 3 or 4 laboratory abnormalities*
  - Grade 1 and Grade 2 ALT elevations have decreased with continued treatment
- Injection site TEAEs were mild (erythema, pain, pruritis, bruising) or moderate (pain) and transient
- No clinically meaningful changes in ECGs or vital signs
- All subjects in cohort E consented to an additional 6 months of dosing

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

* 1 subject (Cohort A) with rapid decline in HBsAg of ~2.0 log10 IU/mL had an unrelated Gr 2 AE of food poisoning resulting in unrelated transient Grade 3 AEs of ALT/AST elevation (without bilirubin changes)

18

# AB-729 Clinical Summary

**Repeat 60 mg Q4W dosing with AB-729 resulted in a continuous and robust mean HBsAg decline at week 24 (-1.84 log10 IU/mL, N=7)**

**Repeat dosing of AB-729 60 mg every 8 weeks results in comparable mean HBsAg declines relative to 60 mg every 4 weeks at week 16 (-1.44 log10 IU/mL vs -1.37 log10 IU/mL, *p*<0.7)**

**In HBV DNA positive CHB subjects, a single 90 mg AB-729 dose resulted in robust mean HBsAg (-1.02 log10 IU/mL) and HBV DNA (-1.53 log10 IU/mL) declines at week 12, as well as decreases in HBV RNA and core-related antigen**

- Similar mean HBsAg reductions were observed in HBV DNA positive and negative CHB subjects
- These findings support complete target engagement by AB-729

**AB-729 remains generally safe and well tolerated**

**These results support advancing AB-729 to Phase 2 combination studies with AB-729 dosing as infrequently as every 8 or 12 weeks**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

19

# AB-729 Clinical Collaboration with Assembly Biosciences

**Provides accelerated AB-729 combination proof of concept (POC)** with a capsid inhibitor and NA with the potential for functional cure



Baseline
Wk 24
Wk 48
Wk 72
AB-729 + vebicorvir + NA
AB-729 + NA
vebicorvir + NA
Follow Up

Initiated Phase 2 Clinical Trial Feb 2021

~60 virologically-suppressed subjects with chronic HBV infection

Equal sharing of expertise and costs for this POC open-label trial

No financial requirements or restrictions and no business requirements or restrictions

NA: Nucleoside Analogue | HBeAg: HBV e Antigen

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

20

# AB-836
## Capsid Inhibitor

**In March 2021, received regulatory approval to initiate Phase 1a/1b clinical trial**

Potential for increased efficacy and enhanced resistance profile relative to earlier generation capsid inhibitors

- Novel chemical series differentiated from AB-506 and other competitor compounds in the Class II capsid inhibitor space
- Leverages a novel binding site within the core protein dimer-dimer interface
- Improved intrinsic potency with EC50 $\leq$ 10 nM
- Active against NA resistant variants
- Potential to address known capsid resistant variants T33N and I105T
- Provides the potential for low dose and wide therapeutic window
- Projected to be once daily dosing
- Pangenotypic
- Combinable with other MOA agents

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

21

NASDAQ: ABUS www.arbutusbio.com AB - 836 : A N e x t G ene r a t i o n Ca p s i d Inh i b i t o r HBV DNA / 1 o Mechanism cccDNA Formation / 2 o Mechanism Human Serum Shift Compound HepDE19 ( E C 5 0 μ M ) HBV infected PHH (EC 50 μM) HBV infected He pG 2 - N T CP - C4 (EC 50 μM) Core I 105 T Mutation (EC 50 μM) HBV infected HepG2 - NTCP - C4 (HBsAg EC 50 μM) (FC in EC 50 in 40% Human Serum) AB - 506 0.077 0.032 0.101 1.26 1.430 6x AB - 836 0.010 0.002 0.012 0.118 0.196 2x 3 1 0 100 0 1 2 3 4 HBV DNA LOG Inhibition (Day 7 vs Vehicle) (mg/kg QD) A B - 8 3 6 A B - 5 0 6 Serum Activity 3 10 100 0 1 2 3 4 HBV DNA LOG Inhibition (Day 7 vs Vehicle) (mg/kg QD) A B - 8 3 6 A B - 5 0 6 Liver Activity in HDI Mouse Model Unique Binding Site HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes HAP AB - 506 SBA 22

NASDAQ: ABUS www.arbutusbio.com AB - 836 - 00 1 St ud y 23 Dose 6 ≤ 6 00 mg Dose 4 ≤ 2 00 mg Dose 3 ≤ 100 mg Dose 1 10mg Dose 5 ≤ 4 00 mg C o ho r t B Dose 2 ≤35mg C o ho r t A Dose 5 FE ≤400mg Dose 7 ≤ 8 00 mg Part 1: Single Ascending Dose In Healthy Subjects Alternating Cohorts A and B n=8/cohort; 6 active: 2 placebo Part 2: Multiple Ascending Dose in Healthy Subjects Cohort C (≤ 75mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort D (≤200mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort E (≤ 400mg QD) x 10 days N = 10; 8 active: 2 placebo Part 3: Multiple Doses In Chronic Hepatitis B Subjects Cohort F (≤ Cohort C) x 28 days DNA + N = 12; 10 active: 2 placebo Cohort G (≤ Cohort D) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort H (Dose TBD) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort I (Dose TBD) + NA x 28 days DNA - N = 12; 10 active: 2 placebo Cohort J (Dose TBD) + TDF x 28 days DNA+ N = 12; 10 active: 2 placebo

Next Gen RNA Destabilizer Program

Offers a novel mechanism of action to reduce HBsAg and other viral proteins and viral RNA

Continuing active research and development of a next generation small molecule

We believe this approach offers potential for an oral HBsAg reducing agent and all oral combination therapy

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

24

# Coronavirus Strategy

Leveraging our proven expertise and capabilities in antiviral drug discovery and development




5' UTR
pp1ab
pp1b
S
M
3' UTR
Structural protein
Accessory protein
Polyprotein (pp)
Non-structural protein (nsp)
1
7096

**+RNA Virus**

**31 kb Genome**

**nsp5 protease & nsp12 polymerase** essential enzymes for replication



COVID-19 Virus nsp5 / 3CLpro

**Viral Protease**



COVID-19 Virus nsp12

**Viral Polymerase**

**Long term commitment**

**Pan-coronavirus focused**

**Small Molecule Direct-Acting Antivirals**

Directed Effort

- nsp12 Viral Polymerase - nucleos(t)ides
- nsp5 Main Viral Protease - de novo design

**Screening Effort**

- Proprietary library screening through COVID R&D consortium

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

25

# 2021 Key Objectives

Cash balance of ~ $132M as of March 31, 2021, cash runway through 3Q 2022

| Objective | Anticipated Timing 2021 |
| --- | --- |
| Additional data from AB-729 90 mg single-dose in HBV DNA positive subjects | 1H ✓ |
| Initiate a Phase 2 combination clinical trial to evaluate AB-729 in combination with Assembly Biosciences' lead core/capsid inhibitor candidate vebicorvir (VBR) and an NrtI | 1H ✓ |
| Initiate a Phase 1a/1b clinical trial of AB-836, our next-generation oral capsid inhibitor | 1H ✓ |
| Additional data from AB-729 60 mg multi-dose (4 wk / 8 wk dosing intervals) | 1H / 1H |
| Initial data from AB-729 90 mg multi-dose (8 wk / 12 wk dosing intervals) | 1H / 2H |
| Initial data from AB-729 90 mg multi-dose (8 wk dosing interval) in HBV DNA positive subjects | 2H |
| Initiate two Phase 2 combination clinical trials in HBV subjects; both including AB-729, with one or more approved or investigational agents | 2H |

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

26